Stock-Based Compensation	12 Months Ended
Sep. 30, 2017
Stock-Based Compensation
Stock-Based Compensation

NOTE 14—STOCK-BASED COMPENSATION

We recorded non-cash compensation expense related to stock-based awards of $5.0 million, $7.7 million and $7.4 million for the years ended September 30, 2017, 2016 and 2015, respectively, which was comprised of the following (in thousands):

	2017	2016	2015

Cost of sales	$338	$513	$362
Selling, general and administrative	4,674	7,235	7,045
	$5,012	$7,748	$7,407

As of September 30, 2017, there was $31.5 million of unrecognized compensation cost related to unvested RSUs. Based upon the expected forfeitures and the expected vesting of performance-based RSUs, the aggregate fair value of RSUs expected to ultimately vest is $18.5 million. This amount is expected to be recognized over a weighted-average period of 1.8 years.

We are required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods on a cumulative basis in the period the estimated forfeiture rate changes for all stock-based awards when significant events occur. We consider our historical experience with employee turnover as the basis to arrive at our estimated forfeiture rate. The forfeiture rate was estimated to be 12.5% per year as of September 30, 2017. To the extent the actual forfeiture rate is different from what we have estimated, stock-based compensation related to these awards will be different from our expectations.